Exhibit 99.1

Investor Presentation November 2015

Forward Looking Statements This document contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. There are several factors that could cause actual results to differ significantly from expectations described in the forward-looking statements. For a discussion of such factors, please see Berkshire’s most recent reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. Berkshire does not undertake any obligation to update forward looking statements. NON-GAAP FINANCIAL MEASURES This presentation references non-GAAP financial measures incorporating tangible equity and related measures, and core earnings excluding merger and other non-recurring costs. These measures are commonly used by investors in evaluating business combinations and financial condition. GAAP earnings are lower than core earnings primarily due to non-recurring merger and systems conversion related expenses. Reconciliations are in earnings releases at www.berkshirebank.com and attached in this presentation. 2

Why Invest in Us Well positioned footprint in attractive markets Strong core earnings momentum led by diversified revenue drivers and controlled expenses AMEB culture – results driven Acquisition discipline and integration experience Focused on long-term profitability goals and shareholder value 3

Well Positioned Footprint in Attractive Markets 4 Only regional bank operating across this central footprint Favorable positioning in rural markets

Strong Core Earnings Momentum 5 Note: Growth includes acquisitions. GAAP EPS was $0.42 in 4Q13 and $0.49 in 3Q15. GAAP revenue was $55.6 million and $69.7 million for those same periods. 17% Core EPS Growth (Y/Y 3Q) 17% Core Revenue Growth (Y/Y 3Q) $0.40 $0.54 $52 $70 $0.30 $0.35 $0.40 $0.45 $0.50 $0.55 $0.60 0 10 20 30 40 50 60 70 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Core EPS Core Revenue $ Millions

Focused on commercial lending and fee business growth Note: All data based on 3Q15; C&I including owner-occupied real estate makes up half of the commercial loan book Diversified Revenue Drivers CRE: 35% C&I: 20% 6 48% 11% 5% 19% 17% Fee Income Mix Deposit Fees Loan Fees Mortgage Banking Fees Insurance Wealth Management 55% 31% 14% Loan Mix Commercial Residential Mortgages Consumer

Double Digit Total Loan Growth $ Millions 22% 4% 45% 27% 21% total loan growth YTD 9% organic total loan growth YTD Leveraging deal flow from team recruitment Targeted reductions in auto portfolio to manage margin and asset sensitivity goals Continued market share growth Healthy pipeline going into 4Q15 7 Note: Loan growth includes Firestone and Hampden acquisitions 500 700 900 1100 1300 1500 1700 1900 2100 CRE C&I Consumer Mortgage 3Q14 4Q14 1Q15 2Q15 3Q15

Diversified Deposit Growth Strategies 18% increase in total deposits YTD 11% increase in organic total deposits YTD Organic account growth, DDA focus 6% annualized organic growth in DDA’s YTD Diversifying deposit sources – institutional and brokered Branch consolidations/relocations improving market positioning 7 consolidations in 1H15; 1 sale scheduled for 2H15 Enhanced mobile and digital channels Small business and middle market initiatives in newer markets 8 Note: Organic growth excludes mergers

Redefining Customer Engagement Engaging Branches Friendlier pods replace teller lines Automated cash handling – lowers cost and improves customer engagement Community rooms bring in traffic Universal bankers create one stop shop for personal banking and insurance needs Virtual / Alternative Sophisticated online and mobile platforms complement storefronts MyBanker travels to customer State of the art call center Enhanced online security 9

Diversified Revenue Drivers Emphasis on building fee income and enhancing cross-sell initiatives Spotlight on WM Stronger investment team in place Regional hires in E. MA and NY $1.4 billion in AUM Solid referral pipeline Spotlight on Small Biz Re-engineered across footprint Pipeline doubled y/y #1 in SBA loan production in several of our markets Added 44BC with focus on secondary market for SBA Spotlight on Retail Veteran product roll-outs MyBanker Enhanced mobile and online products and security 10 5% fee income growth ytd Note: Growth includes acquisitions Wealth Management Small Business Commercial Products Insurance Retail Products Mortgage Banking

Controlled Expenses Efficiency ratio of 60.4% - with goal of returning sub-60% 26 branches closed, consolidated or sold since 2011 7 branches consolidated in 1H15; 1 sold (expected close 4Q15) Additional branches under review New branches are smaller and more efficient 10% cost saves and 10% revenue boost Ongoing Six Sigma initiatives Mortgage Finance Retail Balancing operating costs and infrastructure investment for growth 11

Talent Recruitment Drives Growth Success with recruited teams driving growth and profitability Key Characteristics Established, well respected talent formerly attached to large banks focused outside our regions Solid relationships within community Strong integration within and across business lines Business plans for breakeven and profitability 12 Middle Market Lending Albany (2009) ABL (2009) Central MA (2011) Syracuse (2013) Eastern MA (2013) NY (2014) Hartford (2014/15) Springfield (2015) Small Business New Head of Small Biz (2013) Central MA (2014) Hartford (2014) Central NY (2014) Albany (2014) SBA team (pending) Home Lending and Consumer Greenpark Team (2012) MLO’s added in E. MA, RI, NH (2014) Indirect Auto (2015) Wealth Management Renaissance Investment Group (2011) Vermont (2013) Eastern MA (2014) Central MA (2014) Albany (2015) CIO (2015) Financial Services Insurance (2007/2015) Private Banking (2011/2015) Investment Services (2012) MyBanker (2012) Tax Planning (2012)

AMEB Culture People, attitude and energy RIGHT core values – Respect, Integrity, Guts, Having Fun and Teamwork Engaging and innovative customer experience Driven to make a difference 13

Acquisition Discipline and Integration Experience 14 Rome (NY) Legacy (MA) CBT (CT) Beacon (NY) Hampden (MA) Combined Date closed 4/2011 7/2011 4/2012 10/2012 4/2015 Assets ($millions) 330 970 280 1,025 700 3,305 (Total) Price/TBV (%) 120 110 140 111 133 123 (average) EPS accretion ($) 0.10 0.10 0.04 0.22 0.08 0.54 (Total) TBV dilution ($) 0.57 0.43 0.65 1.20 0.22 0.61 (average) Payback period (years) 4 4 5-7 4 3 4.2 (average) Cost savings (%) 35 42 40 30 35 36 (average) Note: Metrics based on announcement.

Focused on Long-term Profitability Goals and Building Shareholder Value Grew core EPS 6% q/q and 17% y/y Sequential improvements in core ROE and ROA 4% improvement in Core ROE q/q and 15% y/y 6% improvement in Core ROA q/q and 18% y/y NIM expanding ex-accretion due to improved loan yields and funding mix Efficiency ratio of 60.4% - with goal of returning to sub-60% Focused on asset sensitivity of interest income Continued strong credit metrics Double-digit core ROTE drives TBV growth and sustains revenue growth 12.8% Core ROTE (3Q15) 3% TBV growth (Q/Q) 6% increase in quarterly dividend to $0.19/share per quarter (1Q15) Note: Please see appendix for reconciliation of non-GAAP numbers. 15

Why Invest in Us Well positioned footprint in attractive markets Strong core earnings momentum led by diversified revenue drivers and controlled expenses AMEB culture – results driven Acquisition discipline and integration experience Focused on long-term profitability goals and shareholder value Ticker BHLB Stock Price $29.66 Market Cap $919M 2016 Forward P/E 13.2x P/B 1.0x P/TBV 1.7x Dividend Yield 2.6% Avg. Daily Vol. 107k shares Source: SNL Financial a/o 10.29.15 Attractive Metrics Compared to Peers 16

Appendix Who We Are 9mos15 Strategic Highlights Firestone Financial Acquisition Hampden Bank Acquisition Focus on Building Infrastructure Focus on Asset Liability Management Financial Performance and Goals Non-GAAP Reconciliation 17

Who We Are Full service regional bank with a distinctive brand and culture, strong middle market opportunities, a solid foundation and ongoing momentum Assets: $7.8 billion Loans: $5.7 billion Deposits: $5.5 billion Wealth AUM: $1.4 billion Core Revenue: $280 million (Q3 annualized) Branches: 93 Footprint: New England and New York Market Capitalization: $919 million NYSE: BHLB 18 Note: All data as of 9/30/15 Footprint Culture Vision

9Mo15 Strategic Highlights Solid core earnings growth and improving profitability Grew core EPS in each of the last 7 quarters Ongoing sequential improvements in core ROE and core ROA Announced and closed acquisition of specialty lender Firestone Financial (announced May 22 and closed August 7, 2015) Targeted to be accretive to core EPS, ROE, ROA and capital ratios Operating as wholly owned subsidiary of Berkshire Bank Closed and integrated in-market acquisition of Hampden Bank (2Q15) Smooth integration with 35% cost saves on target Targeted to be accretive to EPS, ROE, ROA and capital ratios NIM ex-accretion expanding due to improved commercial yields and funding mix Recruited new CT Commercial Leader; Private Banker and Wealth Portfolio Managers; Indirect Lending Leader; Benefits Insurance Manager; SBA Lending Team Ongoing branch optimization 7 branches consolidated; 1 branch sold in 2015 26 branches consolidated, closed or sold in last 4 years (nearly 30% of current footprint) Infrastructure investment and profitability improvement Balance sheet, income and tax strategies 19

Firestone Financial Acquisition On August 7, 2015 Berkshire closed the acquisition of specialty lender Firestone Financial. With $200 million in assets, Firestone is operating as a wholly owned subsidiary of Berkshire Bank and provides secured installment loan equipment financing for small and medium-sized businesses. 20 Financial Goals Accretive to TE/TA Minimal TBV dilution with 2.5 year earn back Accretive to EPS in 2016 Accretive to ROE, ROA and NIM Targeting 15%+ Internal Rate of Return Strategic Goals Broadens asset and revenue mix while improving margins High barriers to competitive entry in this niche business Diversifies geography mix Complementary to Eastern Massachusetts expansion Operational Goals Berkshire management well positioned to manage business Efficiencies through lower funding costs and lower required capital levels Opportunities for revenue synergies based on BHLB product set and SBA program

Hampden Bank Acquisition On April 17, 2015 Berkshire closed the in-market acquisition of Hampden Bancorp (HBNK) in an all-stock transaction. The combined franchise now has 17 branches in the Greater Springfield area, a top 5 deposit market share position and a market cap exceeding $800 million. 21 Financial Goals Accretive to TE/TA Minimal TBV dilution with 3 year earn back $0.08 accretive to EPS in 2016, first year after integration Accretive to ROE and ROA Targeting 15%+ Internal Rate of Return Strategic Goals Top 5 deposit market position in Springfield MSA In-market merger between established market participants Complementary to Hartford/Springfield market expansion Complementary to Central Massachusetts expansion Operational Goals Leverages previous investments in Springfield market Efficiencies through in-market cost savings Opportunities for revenue synergies based on BHLB product set Cross sale/service opportunities in Hartford/Springfield market

Focus on Building Infrastructure National showcase for Archer risk/enterprise management solution Expanded financial planning and analysis resources for data driven management New retail loan originations platform implemented across footprint and virtual channel Installed top ranked loan analytics solution Developing real time customer feedback technology Investing in cybersecurity management Strengthened Treasury – active balance sheet management and improved modeling for capital, liquidity and IRR Ongoing compliance and audit build-out Growth and regulatory expansion 22

Focus on Asset Liability Management Targeting to protect and enhance income when rate/credit cycle turns Active balance sheet management 2014 branch purchase added 11% to deposits – a stable, rural , low cost funding addition Near term margin compression with conservative investment strategy Long term franchise expansion at favorable pricing Improved market share contributes to balanced loan/deposit growth opportunity Focus on C&I and small business for best mix of spread income, fee revenue and shorter durations Disciplines to protect credit and interest rate sensitivity profile Focus on margin impacts and ROE thresholds Strategies encompass spread, fees, costs for best outcome Focused on rising rate scenarios Swap hedging program enhances protection from rate spikes Assumes 40% deposit beta (may be conservative due to rural deposits) 23

Financial Performance and Goals 2012 2013 2014 9mos15 Financial Goals Core revenue growth 40% 13% 7% 11% y/y 7 - 10%+ ann Net interest margin 3.62% 3.63% 3.26% 3.29% 3.30%+ Fee income/revenue 26% 22% 24% 22% 30% Efficiency ratio 59% 61% 63% 62% < 60% Core ROA 0.98% 0.88% 0.73% 0.81% 1%+ Core ROE 7.5% 6.9% 6.5% 7.32% 10%+ Core ROTE 13.8% 12.4% 11.5% 12.4% 15%+ Core EPS $1.98 $1.87 $1.80 $2.07 ann 10%+ann growth Dividends/share $0.69 $0.72 $0.72 $0.76 ann Competitive yield Tangible BV per share $15.63 $16.27 $17.19 $17.61 5%+ ann growth 24 Note: GAAP EPS for those periods was $1.49, $1.65, $1.36 and $1.20 respectively. Book value per share was $26.53, $27.08, $28.17 and $28.48 for the above respective periods. GAAP ROA was 0.73%, 0.78%, 0.55% and 0.63% for the above respective periods. GAAP ROE was 5.62%, 6.09%, 4.87% and 5.71% for the above respective periods. Financial goals are future run-rate targeted in stages over the medium term.

Non-GAAP Reconciliation Note: Core results exclude acquisition, divestiture, systems conversion, accounting correction, discontinued operations and restructuring net charges after tax 25 (Dollars in thousands) 2012 2013 2014 9mos15 Net income 33,188 $ 41,143 $ 33,744 $ 33,504 $ Non-core revenue (net) (1,485) (6,045) 9,691 (2,467) Non-core expense (net) 18,019 15,348 8,492 16,493 Income taxes (6,114) (3,750) (7,185) (4,449) Net (income) loss from discontinued operations 637 - - - Total core income (A) 44,245 $ 46,696 $ 44,742 $ 43,081 $ Amortization of intangible assets (after tax) 3,203 $ 3,161 $ 2,887 $ 2,722 $ Total core tangible income (B) 47,448 $ 49,857 $ 47,629 $ 45,803 $ Total non-interest income 54,056 $ 58,232 $ 47,770 $ 42,040 $ Non-core revenue (net) (1,485) (6,045) 9,691 (2,467) Net interest income 143,388 168,752 178,691 155,101 Total core revenue 195,959 $ 220,939 $ 236,152 $ 194,674 $ Total non-interest expense 140,806 $ 157,359 $ 165,986 $ 148,551 $ Less: Non-core expense (net) (18,019) (15,348) (8,492) (16,493) Core non-interest expense 122,787 142,011 157,494 132,058 (Dollars in millions, except per share data) Total average assets (C) 4,532 $ 5,306 $ 6,171 $ 7,078 $ Total average equity (D) 586 $ 675 $ 693 $ 783 $ Total average intangible assets 242 272 278 303 Total average tangible equity (E) 344 $ 403 $ 415 $ 480 $ Total stockholders' equity, period-end 667 $ 678 $ 709 $ 882 $ Less: Intangible assets, period-end (274) (271) (276) (337) Total tangible stockholders' equity, period-end (F) 393 $ 407 $ 433 $ 545 $ Total shares outstanding, period-end ( thousands ) (G) 25,148 25,036 25,183 30,949 Average diluted shares outstanding ( thousands ) (H) 22,329 24,965 24,854 27,847 Core earnings per common share, diluted (A/H) 1.98 $ 1.87 $ 1.80 $ 1.55 $ Tangible book value per share, period-end (F/G) 15.63 $ 16.27 $ 17.19 $ 17.61 $ Core return on assets (A/C) 0.98% 0.88% 0.73% 0.81 % Core return on equity (A/D) 7.52 6.92 6.46 7.32 Core return on tangible equity (B/E) 13.77 12.37 11.48 12.43

If you have any questions, please contact: Allison O’Rourke 99 North Street Pittsfield, MA 01202 Investor Relations Officer (413) 236-3149 aorourke@berkshirebank.com